The Sentinel Funds Class I

Supplement dated June 17, 2009 to the Prospectus dated March 31, 2009

Mid Cap Growth Fund
Effective August 3, 2009, the third and fourth sentences of the section of the Prospectus titled “Sentinel Mid Cap
Growth Fund – Principal Investment Strategies” are hereby deleted and replaced with the following sentence:

For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.

SF0858(0609)

Cat. No. 50569